Mortgage Servicing Assets - Estimated Amortization Expense (Detail) (Mortgage Servicing Assets [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Mortgage Servicing Assets [Member]
Finite-Lived Intangible Assets [Line Items]
2014	$ 557
2015	482
2016	407
2017	332
2018	257
Thereafter	321
Total	$ 2,356	$ 2,394	$ 2,142	$ 2,134